EXHIBIT 99.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that the quarterly report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of Bemis Company, Inc.

/s/Jeffrey H. Curler
Jeffrey H. Curler
President and Chief Executive Officer

/s/Gene C. Wulf
Gene C. Wulf
Vice President, Treasurer and Chief Financial Officer